Investor Class Shares QGLDX

Supplement dated December 23, 2013 to the Prospectus, Statement of Additional Information (“SAI”) and Summary Prospectus dated May 14, 2013.

Effective immediately, The Gold Bullion Strategy Fund (the “Fund”) will charge a redemption fee of 2.00%, calculated as a percentage of the amount redeemed, for shares sold within seven (7) days of purchase. This change is reflected in the following sections of the Fund’s Prospectus, SAI and Summary Prospectus.

The table under the heading “Fees and Expenses of the Fund” on pg. 1 of the Prospectus and Summary Prospectus, respectively, is revised to read as follows:

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Redemption Fee (as a % of amount redeemed, if sold within 7 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (1)	0.45%
Acquired Fund Fees and Expenses (2)	0.10%
Total Annual Fund Operating Expenses	1.55%

(1)

Other Expenses are estimated for the Fund's current fiscal year.

(2)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies. Acquired Fund Fees and Expenses are estimated for the Fund's current fiscal year.

The reference to the Fund’s redemption fee under the heading “Frequent Purchases and Redemptions of Fund Shares” on pg. 15 of the Prospectus and pg. 44 of the SAI is revised to read as follows:

•

Charging a 2% redemption fee on shares sold within 7 days.

The Reference to the Fund’s redemption fee under the heading “Frequent Purchases and Redemptions of Fund Shares” on pg. 45 of the SAI is revised to read as follows:

If you sell your shares of the Fund after holding them for 7 calendar days or less, a 2.00% redemption fee may be deducted from the redemption amount.

This Supplement, and the Summary Prospectus, Prospectus and SAI Information each dated May 14, 2013, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference.  These can be obtained without charge by calling toll-free 1-855-650-QGLD (7453) or by visiting www.goldbullionstrategyfund.com/fund-documents.